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                          ---------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                         ----------------------------

Date of Report (Date of earliest event reported) September 12, 1997
                                                 ------------------


                              ICE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

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                                   Delaware
                (State or other jurisdiction of incorporation)


             0-16205                                33-0214792
    --------------------------          ---------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


565 Pearl Street, Suite 302, La Jolla, California               92037
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (619) 551-6789
                                                     --------------

Registrant's former name:    Skydoor Media & Entertainment, Inc.
                             -----------------------------------

Registrant's former address: 18101 Von Karman Avenue, Suite 1940, Irvine,
                             --------------------------------------------
                             California, 92715
                             -----------------
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Item 5.   Other Events
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          Resignation of Registrant's Chief Executive Officer and Director
          ----------------------------------------------------------------

          On August 22, 1997, Mr. Gregory J. Martin, President, Chief Executive Officer, Secretary, and a Director of ICE Holdings, Inc. (the "Registrant") tendered his resignation from all positions held at the Registrant, including as an officer and director, due to his desire to pursue other ventures. The Registrant and Mr. Martin have entered into an Agreement for the termination of Mr. Martin's employment contract with the Registrant upon the following terms:

      A. The Registrant shall pay to Mr. Martin the sum of $104,000 as settlement of past claims under Mr. Martin's Employment Agreement and shall pay all of Mr. Martin's business expenses which are properly accounted for up to the date of the resignation.

      B. The Registrant has a right of first refusal to buy back any shares of stock of the Registrant currently held by Mr. Martin in the event Mr. Martin wishes to sell such shares in the future.

      C. Mr. Martin is subject to a trading restriction as follows: Of the stock of Registration currently held by him, Mr. Martin may not sell more than 5,000 shares of stock per day on the public market.

      A copy of Mr. Martin's letter of resignation is included herewith. There was no dispute or disagreement between Mr. Martin and the Registrant at the time of the resignation.

           Resignation of Registrant's Chief Financial Officer
           ---------------------------------------------------

           On August 22, 1997, Mr. Edward Hanson, Chief Financial Officer of ICE HOLDINGS, INC. (the "Registrant") tendered his resignation from all positions held at the Registrant, including as an officer, due to his desire to pursue other ventures. The Registrant and Mr. Hanson have entered into an Agreement for the termination of Mr. Hanson's consulting agreement with the Registrant upon the following terms:

      A. The Registrant shall pay to Mr. Hanson the sum of $10,000 as settlement of past claims under the Consulting Agreement, shall issue to Mr. Hanson 125,000 shares of common stock of Registrant as settlement of past claims under Consulting Agreement, and shall pay all of Mr. Hanson's business expenses which are properly accounted for up to the date of the resignation.

      B. The Registrant has a right of first refusal to buy back any of the 125,000 shares of stock of the Registrant issued to Mr. Hanson in the event Mr. Hanson wishes to sell such shares in the future.

      C. Mr. Hanson is subject to a trading restriction as follows: Of the 125,000 shares of

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common stock of Registrant issued to him, Mr. Hanson may not sell more than
5,000 shares of stock per week on the public market.

      A copy of Mr. Hanson's letter of resignation is included herewith. There was no dispute or disagreement between Mr. Hanson and the Registrant at the time of the resignation.

          New Chief Executive Officer, President, Chief Financial Officer,
          ----------------------------------------------------------------
          Secretary, and Director
          -----------------------

          Upon the decision of resignations of Messrs. Martin and Hanson as described above, Mr. Timothy Pinchin was the only individual who stepped forward and agreed to take over the control of the Company. Therefore, pursuant to a unanimous consent of the sole director of the Company on August 22, 1997, Timothy Pinchin was appointed to fill the vacancies left by Messrs. Martin and Hanson and assume the responsibilities of President, Chief Executive Officer, Chief Financial Officer, Secretary, and Sole Director until such time as the shareholders of Registrant can convene and vote on these issues.

          Change in Principal Executive Office
          ------------------------------------

          Upon the appointment of Mr. Pinchin as the sole officer and director of Registrant, the principal executive office of Registrant was moved to 565 Pearl Street, Suite 302, La Jolla, California 92037, phone (619) 551-6789, fax
(619) 551-6797.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 12, 1997   ICE HOLDINGS, INC.



                             By: /s/ Timothy Pinchin
                                 -------------------
                                 Timothy Pinchin
                            Its: Chief Executive Officer, President, Chief
                                 Financial Officer, and Secretary

                                       4
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                      RESIGNATION OF OFFICER AND DIRECTOR


TO:   ICE Holdings, Inc.
      2102 Business Center Drive, Suite 130
      Irvine, CA 92715


      I, Gregory J. Martin, hereby tender my resignation from all capacities served at ICE Holdings, Inc., including, but not limited to President, Chief Executive Officer, Secretary, and Director, effective this 22nd day of August, 1997. In connection with my resignation, I hereby concurrently terminate my Employment Agreement with ICE Holdings, Inc.


      DATED this 22nd day of August, 1997



      /s/ Gregory J. Martin
      ---------------------
      Gregory J. Martin


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                            RESIGNATION OF OFFICER

TO:   ICE Holdings, Inc.
      2102 Business Center Drive, Suite 130
      Irvine, CA 92715


      I, Edward Hanson, hereby tender my resignation as the Chief Financial Officer of ICE Holdings, Inc., effective this 22nd day of August, 1997.


      DATED this 22nd day of August, 1997



      /s/ Edward Hanson
      -----------------
      Edward Hanson